EXHIBIT 21


                         SUBSIDIARIES OF THE REGISTRANT

                                December 31, 2003


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
                          REDWOOD EMPIRE BANCORP (REB)
                             Santa Rosa, California
                            a California corporation
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Redwood Statutory Trust I        Redwood Statutory Trust II            National Bank of the Redwoods
-------------------------        --------------------------            -----------------------------
Santa Rosa, California           Santa Rosa, California                Santa Rosa, California
a Connecticut statutory trust    a Connecticut statutory trust         a national bank
Owned 100% by REB                Owned 100% by REB                    Owned 100% by REB
                                                                                  |
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                                                          ------------------------
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           ---------------------------------------------------------------------------------------
           |                      |                               |                              |
           |                      |                               |                              |
           |                      |                               |                              |
           |                      |                               |                              |
           |                      |                               |                              |
    Valley Financial       Redwood Merchant                       |                      NBR Real Estate
  Mortgage Corporation      Services, Inc           Allied Diversified Credit            Investment Trust
  --------------------     ----------------         -------------------------            ----------------
Santa Rosa, California     Santa Rosa, California     Santa Rosa, California             Santa Rosa, California
a California corporation   a California corporation   a California corporation           a Maryland corporation
(dba Santa Rosa Mortgage   Owned 100% by NBR          Owned 100% by NBR                  Owned 100% by NBR
and Investment Company)    Inactive                   Inactive
Owned 100% by NBR
Inactive
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